bioVie

# Developing Transformative Therapies to Overcome Chronic Debilitating Diseases

Corporate Presentation • May, 2021

# Forward-looking statements

biovie

This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that could cause BioVie's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements. BioVie has in some cases identified forward-looking statements by using words such as "anticipates," "believes," "hopes," "estimates," "looks," "expects," "plans," "intends," "goal," "potential," "may," "suggest," and similar expressions. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are: successful completion of the acquisition of the biopharmaceutical assets from NeurMedix Inc., BioVie's need for, and the availability of, substantial capital in the future to fund its operations and research and development. Other risks are that BioVie's compounds may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere. BioVie cannot guarantee the effectiveness of its patents or Orphan Drug designations. A more complete description of these risk factors is included in BioVie's filings with the Securities and Exchange Commission. In addition to the risks described above and in BioVie's filings with the Securities and Exchange Commission, other unknown or unpredictable factors also could affect BioVie's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. You should not place undue reliance on any forward-looking statements. BioVie undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of that these slides are posted to BioVie's website or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

# Investment Highlights

biovie

- Multiple shots on goal focused on unmet medical needs: neurodegenerative, advanced liver disease, oncology
- BIV201: Orphan drug in Phase 2b for refractory Ascites; HRS-AKI trials planned. Ascites readout anticipated in early 2022
- NE3107: inhibitor of pathologic inflammation and insulin resistance without toxicity and immunosuppression. Alzheimer's Phase 3 starting mid-2021. Parkinson's, Multiple Myeloma, and Prostate Cancer follow
- Capital efficient development plans with expected near-term data readouts

# Leadership Team

biovie



**Cuong Do**
President & Chief Executive Officer

- 30+ years in biopharma & technology
- President, Samsung Global Strategy Group
- Chief Strategy Officer for Merck
- Senior partner at McKinsey & Company



**Jonathan Adams**
Liver Cirrhosis Program

- 30+ years in biopharma
- Founded LAT Pharma (BioVie predecessor)
- Mission Pharmacal
- Corbett and other healthcare agencies
- Searle Pharmaceuticals



**Clarence Ahlem**
Neurodegenerative Disease Program

- 35+ years in biopharma
- Vice President, Product Development Harbor Therapeutics
- Director, Product Development, Hollis-Eden Pharmaceuticals
- SyStemix
- Hybritech
- US San Diego



**Chris Reading, PhD**
Neurodegenerative Disease Program

- 40+ years in biopharma
- Chief Scientific Officer, Hollis-Eden Pharmaceuticals
- VP of Product and Process Dev. for Systemix
- U Texas Dept. of Tumor Biology
- MD Anderson Cancer Center
- Over 130 peer-reviewed publications



**J. Wendy Kim**
Chief Financial Officer

- 35 years in finance/ accounting
- As CFO managed corporate finance and operations groups
- Closed M&A transactions and secured financings
- Combined 22 years at KPMG and BDO LLP

# Liver Cirrhosis Program

# Disease Target: Refractory Ascites

## Refractory ascites patients typically undergo **paracentesis** to remove ascites fluid every week to 10 days

Paracentesis:

- Withdrawal of 5–10L of ascites fluid (on average) from abdomen using a large bore needle
- Provides a few days of symptomatic relief
- The kidneys are "burning out" by retaining massive quantities of salt and water
- Patients suffer frequent life-threatening complications
- No remaining options except for TIPS* surgery or liver transplant
- Represents $670 million addressable market with 20,000 targeted US patients
- **No drugs ever approved by FDA** to treat ascites


Our first disease target is ascites, the accumulation of 5+ liters of fluid in the abdomen.

* TIPS = transjugular intrahepatic portosystemic shunt to channel blood flow around the liver

# BIV201: Continuous Infusion Terlipressin

biovie

- Terlipressin was first approved in Germany in 1980s to treat bleeding esophageal varices (BEV)
- Approved for BEV and hepatorenal syndrome (HRS) in European & Asian hospitals (40+ countries)
  - Administered via 1-2 mg bolus injections every 4-6 hours; this dosing method is associated with **serious adverse events**
  - >50,000 patients have been treated with terlipressin[1]
- BioVie is pursuing a novel application: Treating refractory ascites using **continuous infusion terlipressin (BIV201) in the home care setting**
  - Improved safety: continuous infusion shown to reduce SAEs by more than 50% in head-to-head study in HRS[2]
  - Terlipressin has never been approved to treat ascites
  - Not available in the US or Japan



1. Company estimate.
2. HEPATOLOGY 2016;63:983-992

# Novel Prefilled Syringe with Patent-pending Liquid Formulation

- Global PCT filed to protect our novel liquid formulation
- **Improved safety:** Eliminates mixing minute quantities of powder terlipressin that could result in medication errors or sterility loss
- **Enhanced convenience:** Simply inject fluid into the saline bag and attach to pump


BIV201 Prefilled Syringe
Stable for 12+months at room temp.
Needle or Connector
50 mL bag of saline for insertion into pump
Portable pump
Carried in small satchel

# BioVie Phase 2a trial results: BIV201 Pharmacokinetics

Continuous low blood levels of terlipressin versus potentially dangerous spikes with IV-bolus dosing

Source: BioVie poster presentation at AASLD 2019.

**Comparison of the PK Profile of Terlipressin Administered by Continuous Infusion or Intermittent IV Boluses.**



Terlipressin IV Bolus 1 mg Q6H
Terlipressin IV Infusion 2 mg/24 h
Terlipressin IV Infusion 3 mg/24 h
Terlipressin IV Infusion 4 mg/24 h
Terlipressin Plasma Concentration (ng/ml)
0
5
10
15
20
25
30
35
40
45
50
0
4
8
12
16
20
24
Time (h)

Simulated terlipressin plasma concentrations following IV bolus of 1 mg every 6 hours 1 [Lucassin, AusPAR-cer 2011] and IV continuous infusions of 2 mg, 3 mg, or 4 mg per day

# Continuous Infusion Terlipressin in 19 Refractory Ascites/HRS Patients
## (Chapman et al.)

biovie

**Pre-therapy:**
- 70% of patients required weekly large volume paracentesis (LVP)
- 63% poor muscle strength

**Results:**
- Median duration of CI terlipressin treatment: **51 days**
- 46% average reduction in frequency of paracentesis
- Significantly improved muscle strength and nutritional intake
- No complications directly attributable to terlipressin


Decreased Need for Paracentesis
Change in frequency of paracentesis procedures
Frequency (taps/month)
2.9
2.0
0
1.6
-46%
Pre-Treatment
Treatment

# BIV201 Development Plans

### Ascites

- Revised Phase 2 protocol and CMC package covering prefilled syringe cleared by FDA
- 20 to receive BIV201 therapy + standard of care (SOC); 10 to receive SOC only (control group)
  - Primary composite endpoint: Incidence of ascites-related complications over 180 days following randomization
  - Secondary endpoints include ascites fluid removed over 90 days
- Timeframe: Two 28-day cycles of BIV201 therapy within 4 months, then follow patients for additional 60 days
- Currently activating 9 sites and screening patients
  - 3 sites actively screening
  - Patient consenting underway
- Same trial designed expected for single pivotal Phase 3 in mid-2022 with ~120 subjects

### HRS-AKI

- Planning a registrational Phase 3 trial in HRS-AKI*
  - Based on changing serum creatinine indicate renal function decline
  - **Expecting better outcomes** because earlier treatment is possible
  - **Expecting improved safety** with continuous infusion dosing compared to Mallinckrodt's CONFIRM study of terlipressin in HRS type 1
    - Mallinckrodt used bolus injections (1 or 2 mg given over approx. 5 min)
    - They achieved the efficacy objective, but safety concerns precluded FDA approval
- Pre-IND package submitted to FDA
  - We will use the same PI's, same sites, and same drug product as our current ascites study
  - Orphan drug designation for HRS (in addition to ascites)

* Hepatorenal syndrome type of acute kidney injury

# Introduction to inflammation and NE3107

# Inflammation

BioVie

- Inflammation is the result of the body's natural protective processes

**Insults**
- Pathogens
- Trauma
- Ischemia
- Stress
- Radiation
- Obesity
- Cancer

**Responders**
- Blood proteins
- Platelets
- Granulocytes
- Monocytes
- Macrophages
- Microglia
- Endothelial cells

**Master Alarms**
- NFκB transcription factors
- Oxidative stress
- Reactive oxygen
- Reactive nitrogen

**Pro-inflammatory factors**
- Cytokines
- Chemokines
- Receptors
- Complement factors
- Metalloprotinases
- Cell adhesion molecules

- If insults and pro-inflammatory cascade eliminated, pathology addressed
- If not, low grade chronic inflammation and associated insulin resistance ensues
- Inflammation and insulin resistance go hand-in-hand

# Inflammation and disease pathology well established in many areas

bioVie

alzheimer's research&therapy

REVIEW Open Access

Co-morbidity and systemic inflammation as drivers of cognitive decline: new experimental models adopting a broader paradigm in dementia research

Colm Cunningham and Edel Hennessy

Visit-to-Visit Variations in Fasting Plasma Glucose and $HbA_{1c}$ Associated With an Increased Risk of Alzheimer Disease: Taiwan Diabetes Study

frontiers in Cellular Neuroscience

REVIEW

Inflammation Spreading: Negative Spiral Linking Systemic Inflammatory Disorders and Alzheimer's Disease

Junjun Ni and Zhou Wu

frontiers in Human Neuroscience

REVIEW

Exploiting Common Aspects of Obesity and Alzheimer's Disease

Sidra Tabassum, Afzal Misrani and Li Yang

International Journal of Molecular Sciences

Review

Adiponectin: The Potential Regulator and Therapeutic Target of Obesity and Alzheimer's Disease

antioxidants

Review

HDL Proteome and Alzheimer's Disease: Evidence of a Link

frontiers in Aging Neuroscience

REVIEW

The Impact of Disease Comorbidities in Alzheimer's Disease

Jose A. Santiago and Judith A. Potashkin

An Anti-Inflammatory Sterol Decreases Obesity-Related Inflammation-Induced Insulin Resistance and Metabolic Dysregulation

C-Reactive Protein and Its Structural Isoforms: An Evolutionary Conserved Marker and Central Player in Inflammatory Diseases and Beyond

James D. McFadyen, Johannes Zeller, Lawrence A. Potempa, Geoffrey A. Pietersz, Steffen U. Eisenhardt and Karlheinz Peter

Obesity

A Synthetic Anti-Inflammatory Sterol Improves Insulin Sensitivity in Insulin-Resistant Obese Impaired Glucose Tolerance Subjects

# Neuroinflammation drives disease pathology

biovie



Inflammatory stimuli initiates …
… ERK and NFκB activation perpetuates pro-inflammatory cascade …
… leading to inflammation and insulin resistance …
… resulting in disease pathology
Misfolded Alpha synuclein
Amyloid beta
Aging
Insulin resistance
Chronic peripheral inflammation
Cytokines (TNF, IL-1β)
Inflammatory Stimuli
ERK activation
NFκB activation
Inflammation signaling cascades
Insulin resistance
Neuro-inflammation
Peripheral T cell and Mϕ CNS infiltration
Activated Glia
Impaired mobility
Neuron death and dysfunction
Dementia

# Extracellular Signal-Related Kinase (ERK)


Homeostatic
Pathways
*via* Ras/Raf/Mek
ERK
Inflammatory
Pathways
*via* NFκB

**Critical player for both homeostasis and inflammation (and resulting inflammation-induced insulin resistance)**

# *Forgetting the "Past" So that We Can Remember the "Now"* – KOL Panel Excerpts from B. Riley Neuroscience Conference, 2021

biovie

"I saw that there was a drug by NeurMedix called NE3107 which was just authorized for a pivotable Alzheimer's Phase 3 trial. What intrigued me about it is because it affects all three mechanism of action that I mentioned: anti-TNF, NFκB, and ERK. What was exciting about some of the early Phase 2 studies is that there's no significant toxicities, it was not immunosuppressive, and because it's an oral drug it was very easy to utilize … "


Alan Mazurek

**Professor Alan Mazurek**
Icahn School of Medicine at Mount Sinai

# NE3107: A Differentiated Molecule

- First-in-class molecule with desirable characteristics
  - Small molecule
  - Crosses blood-brain barrier
  - Excellent safety profile demonstrated in pre-clinical and clinical trials
- Blocks neuroinflammation and insulin-resistance at the right time/place in pathologic pathway
- Does not inhibit homeostatic activity
- The result of 20+ years of research that started with DHEA leading to identification of the active metabolite that is the inhibitor of pathologic inflammation and insulin resistance. NE3107 resulted from medical chemistry creating the molecule with desired properties

# NE3107 Selectively Inhibits ERK Pathological Inflammatory Cascade (EPIC)

biovie

## NE3107 reduces ERK activation …



p-ERK
DMSO
HE3286
Normalized Fold Expression
3
2
1
0
0
5
15
30
60
120
Minute after after treatment

Lu 2010 *Am J Physiol Endocrinol Metab 298 E1036*

## … NFκB activity, and nuclear localization



HE3286
100
75
50
25
0



1
2
3

Wang 2010 *J Pharmacol Exp Ther 333 70*



Extra-cellular Signals
MEK
MEK-P
NE3107
ERK
ERK-P
Production of TNFα and other pro-inflammatory mediators
Perpetuates Inflammatory Effects

**Breaking the cascade reduces inflammation and restores insulin sensitivity**

Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# By blocking ERK activation, NE3107 prevents downstream impact



Inflammatory stimuli initiates ...
... ERK and NFκB activation perpetuates pro-inflammatory cascade ...
... leading to inflammation and insulin resistance ...
... resulting in disease pathology
Misfolded Alpha synuclein
Amyloid beta
Aging
Insulin resistance
Chronic peripheral inflammation
Cytokines (TNF, IL-1β)
Inflammatory Stimuli
NE3107 Inhibits
ERK activation
NFκB activation
STOP
Inflammation signaling cascades
STOP
Insulin resistance
Neuro-inflammation
STOP
STOP
Peripheral T cell and Mϕ CNS infiltration
Activated Glia
STOP
STOP
STOP
Impaired mobility
Neuron death and dysfunction
Dementia

# NE3107 Has Demonstrated Broad Applicability

bioVie

- NE3107 decreased disease in models of arthritis, insulin resistance, type 1 and 2 diabetes, ulcerative colitis, COPD, pleurisy, multiple sclerosis, optic neuritis, glaucoma and Parkinson's disease
- NE3107 demonstrated broad impact on inflammation
  - Reduced pro-inflammatory biomarkers ceruloplasm, C1q, CRP, IFNγ, IL1β, IL6, IL12, IL17, IL23, MCP1, MMP9, RANTES, iNOS, CCR2 CXCL1, CXCL10, VCAM1 and TNFα, without immunosuppression
  - Decreased LPS- stimulated proinflammatory kinase activity for IKK, JNK, p38, and ERK1/2 in macrophages
  - Increased anti-inflammatory and pro-resolving biomarkers: adiponectin, arachidonic acid, docosahexaenoic acid, HDL and palmitoleate

Sources: Auci, 2007 *Ann N Y Acad Sci 1110* 630, Kosiewicz 2011 *Eur J Pharmacol* 658 257, Offner 2009 *Exp Ther 329 1100*, Lu 2010 *Am J Physiol Endocrinol Metab 298 E1036*, Wang 2010 *J Pharmacol Exp Ther 333 70*, Lambert 2017 *Front Neurosci 11 45*, Nicoletti 2012 *Parkinsons Dis 2012 969418*, Reading 2013 *Obesity 2013 21 E343*, Auci 2010 *Int J Mol Med 25 625*, Conrad 2010 *J Inflamm 7 52*, Ahlem 2009 *Ann N Y Acad Sci 1173 781*, Lambert 2017*Front Neurosci 11 45*, Kahn 2014, *Invest Ophthalmol Vis Sci 55 5744*

# Alzheimer's Program

# NE3107's neuroprotective properties

biovie

## Decreased activated microglia



Vehicle
20 mg/kg
100 mg/kg
Iba1 (microbead:saline)
SC
ONH
Retina

Iba1 is a microglia-specific marker.
† p<0.045 * p<0.037

## Decreased neurotrophin receptor (p75) and amyloid precursor protein (APP)



ONH
p75 (microbead:saline)
ONH
APP (microbead:saline)
Retina
APP (microbead:saline)

ONH: Optic nerve head. † p<0.047 * p<0.027

## Rescued axonal transport



Intact Transport (%)
Vehicle
20 mg/kg HE3286
100 mg/kg HE3286

Reduction of transport by elevated intraocular pressure. * p<0.003 ** p<0.025

## Decreased Inflammatory NFκB in inflamed optic nerve head; increased homeostatic NFκB in retina



Nuclear NFκB in ONH (microbead:saline)
Nuclear NFκB in Retina (microbead:saline)

## Decreased C1q



C1q (microbead:saline)

Complement component C1q involved with neuronal death. † p<0.037 * p<0.033

Source: Lambert 2017 *Front Neurosci 11 45*

Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# NE3107's ability to enhance insulin sensitization confirmed in Phase 1 trial with impaired glucose tolerance patients

biovie

## Improved insulin-dependent glucose disposal in 48 obese, inflamed subjects


HE3286
Day 29 M Value Change
Baseline M
r² = 0.54, P < 0.0001)
Placebo
Baseline M
Day 29 M Value Change
r² = 0.004, P < 0.9)

Day 29 Glucose disposal rate (M, measured in mg/kg/min in glucose clamp studies) value change as a function of baseline M

Reading 2013 *Obesity 21 E343*

Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# NE3107's ability to enhance insulin sensitization confirmed in Phase 2 trial with T2D patients

bioVie

**Improved the homeostatic model assessment of insulin resistance ...**



ΔHOMA2 IR
3
2
1
0
−1
−2
HE3286
Placebo

Cohort 1 baseline MCP-1 > 40 pmol/L individual subject changes in homeostatic model assessment of insulin resistance at Day 84

**... decreased postprandial glucose ...**



Δ1,5-anhydroglucitol (μmol/L)
40
30
20
10
0
−10
−20
−30
HE3286
Placebo

Pooled cohorts 1 and 2 changes at Day 84

**... decreased HbA1c ...**



ΔnHbA1c (%HB)
1
0
−1
−2
−3
HE3286
Placebo

Day 112 cohort 2 baseline BMI > 31 kg/m²

**... decreased insulin resistance in inflamed T2D patients**

| Effect | Value | Change | | $P$ | Test[#] |
|---|---|---|---|---|---|
| | | HE3286 | Placebo | | |
| ΔHOMA2 IR[c] | Day 84 mean | −0.1 | +0.4 | 0.02 | $t$-test |

Reading 2013 *Mediators Inflamm 814989*
Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# Insulin sensitizing improvement also brought improvements in AD indicators

## In a Phase 2 study 48 obese subjects with impaired glucose tolerance, NE3107 ...

Increased insulin sensitivity ... ... increased HDL ... ... decreased CRP ... ... and increased adiponectin



Proportion of patients with improvements (%)
**
52
0
**
75
0
27
0
*
52
9
*
58
0
45
17
*
73
36
*
91
20
50 50
All
<4.2
>4.2
Baseline M***
Placebo
HE3286



Adiponectin
(Day 28 Change)
μg/mL
3
2
1
0
-1
-2
*
All
Placebo
HE3286

* Fischer's exact test p<0.05 **p<0.01
*** Baseline glucose disposal rate (M) measured in mg/kg/min. Median baseline is 4.2
Source: Reading 2013 *Obesity 21 E343*
Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# Proceeding Pivotal Phase 3 for Alzheimer's Disease

biovie

- NE3107
  - Reduces inflammation and enhances insulin sensitivity, both of which have been shown to reduce AD pathology. NE3107 blocks EPIC, which is upstream from Amyloid beta and phospho-tau, and thus further reduces inflammation
  - Has demonstrated neuroprotection in models of PD, optic neuritis and glaucoma
  - Has absence of toxicity and thus well suited for chronic use
  - Reduces systems deregulation (enhances homeostasis)
  - Crosses BBB
- >80% of AD patients also have (or developing) Type 2 Diabetes
- >3,000 scientific publications support the role insulin signaling and insulin resistance in AD
  - Insulin resistance in AD is caused by a number of factors, including inflammation
- While NE3107 has not been studied directly in AD patient, its impact on inflammation, insulin resistance is expected to directly translate to benefits in AD
  - Decreased inflammation ➔ increased insulin sensitivity ➔ decrease in rate of cognitive decline
  - Potential for enhancement of cognition due to insulin's role in the brain

# NM101: a phase 3 trial in mild to moderate Alzheimer's disease, NCT04669028

biovie

A Phase 3, Double-blind, Randomized, Placebo-controlled, Parallel Group, Multicenter Study of NE3107 in Patients who have Mild to Moderate AD

- Pivotal study for Alzheimer's disease. Two weeks each of 5 mg and 10 mg BID dose titration followed by 26 weeks of 20 mg twice daily vs. placebo, approximately 160 subjects in each arm, 80% power
- Diagnosed with AD and without evidence of a vascular contribution. Mild to moderate disease. CDR 1-2. MMSE 14-24.
- 60-85 years old, males and females
- Randomization stratified by MMSE and Homeostatic Model Assessment 2 Insulin Resistance (HOMA2)
- Co-primary endpoints
  - Mean change from Baseline to Week 30 in the eleven-question form of the Alzheimer's Disease Assessment Scale-Cognitive (ADAS-Cog 12) comparing the NE3107 group to the placebo group
  - Mean change from Baseline to Week 30 in Alzheimer's Disease Cooperative Study-Clinical Global Impression of Change (ADCS-CGIC) comparing the NE3107 group to the placebo group
- Secondary endpoints
  - ADCS-ADL (functional), ADCOMS (4 Alzheimer's Disease Assessment Scale–cognitive subscale items, 2 Mini-Mental State Examination items, and all 6 Clinical Dementia Rating-Sum of Boxes items), NPI-12 (care-giver rating of behavioral changes), MMSE, CDR
  - Glycemic control: HOMA2, Mean Amplitude of Glycemic Excursion (MAGE) using continuous glucose monitoring, fructosamine levels, post-prandial glucose and fasting blood glucose vs time.
  - MRI total hippocampus volume change, baseline to end of treatment in a subset of approximately 50% of active and placebo subjects
  - Target engagement assessed in a small subset of active and placebo subjects using PET to quantify cortical glucose utilization
- CRO cost estimate for the pivotal study is ~$16 million

# Targeting Neuroinflammation in Alzheimer's Disease

biovie

- Extensive study data supports reducing neuroinflammation as the **key to slowing/reversing cognitive decline**
- Other companies focused on this target:

| Company | Drug Candidate | Clinical Status | Mechanism of Action | Recent Market Cap (5/14/21) |
|---|---|---|---|---|
| Denali Therapeutics | DNL788 | Early clinical[1] | Impacts TNF mediated neuroinflammation via NFκB pathway | $6.4 billion |
| Cassava Sciences | Simufilam | Pre-Phase 3[2] | Disrupts neuroinflammatory signaling | $1.6 billion |
| Athira | ATH-1017 | Phase 2/3[3] | Decreases neuroinflammation mediated by TLR4 and via NFκB pathway | $0.7 billion |

- NE3107 has significant advantages over competition
  - Ready for Phase 3 start
  - Inhibits proinflammatory pathways without impacting homeostasis
  - Inhibits ***both*** overarching mechanisms of AD pathology: inflammation and insulin resistance

[1] denalitherapeutics.com accessed 5/14/2021
[2] cassavasciences.com accessed 5/14/2021
[3] athira.com accessed 5/14/2021

# Parkinson's Program

# Remarkable similarities between neurodegenerative diseases

biovie

- Neuroinflammation and oxidative stress are common features in the major neurodegenerative diseases, Alzheimer's, Parkinson's, frontotemporal lobar dementia and ALS (and TBI)
- Remarkable parallels exist between AD and PD
  - Activated microglia-inflammation
  - Systemic inflammation driven
  - TNF driven
  - Insulin resistance, metabolic dysfunction
  - Mitochondrial dysfunction and Oxidative stress
  - Endoplasmic reticulum stress- unfolded protein response
  - Misfolded protein aggregates (alpha synuclein, Lewy bodies for PD)
  - Controversial etiology, slow progression

# Low dopamine environment *and* inflammation are required to drive parkinsonism

bioVie

Low dopamine environment alone did not lead to Parkinsonism …


A
Spontaneous Activity
Open bars: Control
Filled bars: DAT-DTA
Total Movements
1.5M
5M
12M
18-24M
B
Distance Traveled
Total Distance Traveled (cm)
C
Time Moving
Total Time Moving (sec)
D
Rotarod 5M
Control
DAT-DTA
Time on Accelerating Rod (sec)
Trial Number
E
Rotarod 12M
F
Rotarod 18-24M

Golden 2013 *J. Neurosci* 0890 13

… but also required inflammation and insulin resistance


Score
60
40
20
0
-20
*
UPDRS I
UPDRS II
UPDRS III
Bradykinesia
Insulin Baseline
Insulin Post-Treatment
Placebo Baseline
Placebo Post-Treatment

UPDRS: Unified Parkinson's Disease Rating Scale; Part I (mentation, behavior and mood); Part II (activities of daily living); Part III (Motor)
From: Novak 2019 *J Pone* 0214364

**Reduction of inflammation resulting from insulin-resistance reduced Parkinson's motoric symptoms**

# NE3107 has similar promotoric activity to L-dopa in rodent and marmoset models

MPTP Mouse



Mean latency to fall (sec)
200
150
100
50
0
p=0.0489
p=0.0497
p=0.0330
Saline
MPTP
MPTP + Vehicle
MPTP + NE3107
MPTP + L-dopa
MPTP + L-dopa + NE3107

MPTP Marmoset treated at Week 8



Mean Disease Score
4
3
2
1
0
Week 8
Week 9
Week 10
Week 11
Placebo
NE3107
L-Dopa
NE3107+L-Dopa
L-Dopa and NE3107 combination is better than either drug alone

*p<0.001 compared to other treatment arm in time period
** L-Dopa at week 11 not statistically different from NE3107 at weeks 8 and 9

NE3107's promotoric effects observed within 4 days of treatment

MPTP: 1-methyl-4-phenyl-1,2,3,6-tetrahydropyridine, a toxin used to mimic many aspects of PD

# NE3107 decreases L-Dopa-induced dyskinesia (LID)

Distribution of AIMS Scores


NE3107
Placebo
Amantadine
Score Frequency
30
25
20
15
10
5
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Less
Dyskinesia
More
Abnormal Involuntary Movement Scale (AIMS)

# NE3107 preserved TH+ neurons in MPTP marmosets

biovie



p=0.0013*
p=0.163
% Surviving Neurons vs. Vehicle
250
200
150
100
50
0
vehicle
amantadine
HE3286

Control moneys (M09100 and M11008)



HE3286 (M11007)
Amantadine (M10084)

Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# Proceeding to clinical development for Parkinson's disease

bioVie

- NE3107 reduces inflammation and enhances insulin sensitivity, both of which has been shown to reduce PD pathology
  - Reduction of inflammation itself may be beneficial since both inflammation and low dopamine environment are required for Parkinsonism
  - NE3107 has been promotoric, reduced LID and preserved dopaminergic neurons in marmosets
- Since NE3107 and L-Dopa combination may be the best therapeutic option, a drug-drug-interaction study in man is needed before proceeding to Phase 2/3
  - No indications of DDI in animal studies have been observed
- Clinical program to test a very clear and plausible hypothesis: Decreased inflammation ➔ increased insulin sensitivity ➔
  - Promotoric activity
  - Reduction in LID

# Parkinson's disease clinical development program

- NM201 Phase 1b: Satisfy FDA requirement for drug-drug interaction study with L-Dopa and assess NE3107 promotoric and anti-LID activity as a go/no-go decision for Phase 2
  - Part A: 30 patients with defined L-Dopa "off state", 2:1 active:placebo, 20 mg BID for 14 days
    - Primary endpoints: Safety, L-Dopa PK and DDI
    - Secondary endpoint: UPDRS* part 1-5
  - Part B: 20 patients with troublesome LID, 1:1 active:placebo, 20 mg BID for 14 days
    - Co-primary endpoints: UPDRS part 1-5 and UDysRS** part 1-4
- NM202 Phase 2/3: Possibly pivotal design. Evaluate NE3107 promotoric activity or ability to delay motor complications, depending on results of NM201 phase 1b
  - 200 patients expected to start L-Dopa therapy within 6 months or 200 patients on L-Dopa for 6-12 months (detail of design pending)
  - Co-primary endpoints: UPDRS pt 1-5 and UDysRS pt 1-4

* Unified Parkinson's Disease Rating
** Unified Dyskinesia Rating Scale (UDysRS)

# Oncology Programs

# Macrophage and MDSC inflammation in cancer

## NFκB/ERK signaling is implicated in many cancers

- Acute myeloid leukemias
- Anaplastic large cell lymphoma
- Bile duct
- Bladder
- Breast
- Chronic myeloid leukemia
- Colorectal
- Endometrial
- Hodgkin's disease
- Kidney
- Langerhans cell sarcoma
- Large granular lymphocyte proliferative disorders
- Liver
- Lung
- Melanoma
- **Myeloma**
- Nasopharyngeal
- Ovary
- Pancreas
- **Prostate**
- Skin
- Stomach
- Thyroid
- T-cell lymphomas


Macrophages
Mo-MDSCs
Gr-MDSCs
Tumor cells

- Initiation
- Promotion
- Growth
- Invasion
- Intravasation
- Extravasation
- Metastasis
- Angiogenesis
- Chemo-resistance
- Immune evasion

MDSC: myeloid-derived suppressor cells

# NE3107 in Myeloma

- NE3107 inhibits:
  - Activation of NFκB/ERK, TNFα and MCP-1
  - IFNα-stimulated IL6 in human myeloma cells
- NE3107 has potential to inhibit proliferation and induce apoptosis in MM
  - Inhibiting cytokine and chemokine production in myeloma-associated macrophages and MDSC
  - Blocking autocrine IL6 production in MM
- Current preclinical study in myeloma looking at NE3107's effects on:
  - Human myeloma cells in culture: 1) Growth; 2 Apoptosis; 3) Combination with proteasome inhibitor
  - Transplanted syngeneic MM cells in mice: 1) Tumor growth; 2) Effects on MM microenvironment; 3) Effects on macrophages and MDSC; 4) Combination with proteasome inhibitor
  - Data in Q2-Q3

# NE3107 in Prostate Cancer

biovie

- Macrophages and MDSC secrete IL23 and IL6 in the tumor microenvironment
  - Activates androgen receptor pathways in CRCP (in the absence of androgens)
  - NE3107 inhibits NFκB/ERK signaling that drives IL23 production
- Androgen deprivation leads temporarily ceases growth but stimulates macrophages and MDSC, which secretes IL6 (thereby creating a pro-growth feedback loop)
- NE3107 inhibition of NFκB/ERK signaling blocks IL23 and IL6 may play important role at different stages from early tumorigenesis through metastasis
- Preclinical studies under consideration look at the effects of NE3107 on
  - Spontaneous tumor progression in TRAMP mice (early disease)
  - Syngeneic transplanted androgen-dependent PCa cells(localized disease)
  - ADT induction of chemokines and chemotaxis in vitro
  - Accessory cell-driven IL23 stimulation of PCa androgen receptors in vivo
  - Chemo- and immune-resistance
  - orthotopic PCa model on ADT induction of metastatic disease

# Timeline and Recap

# Catalysts & Anticiated Timelines (US)



2021
2022
2023
2024
2025
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Ascites
Phase 2b
Phase 3
HRS-AKI
Phase 3
Alzheimer's
Phase 3*
Additional trials if required
Parkinson's
Phase 1b
Phase 2/3
Multiple Myeloma
Preclinical
Phase 2
Phase 3
Prostate Cancer
Preclinical
Phase 2
Phase 3
File NDA
Launch

* The FDA authorized pivotal Phase 3 may not have enough patients for NDA approval and may require an additional study.

# Portfolio Revenue Potential

biovie

| | | Conservative Company Estimates | | |
|---|---|---|---|---|
| | Intellectual Property | US Patient Population | US Peak Sales Potential | Global Sales Potential |
| BIV201: Refractory Ascites | Orphan Drug; Patent-pending formulation | 20,000 | $450 million | >$900 million |
| BIV201: HRS-AKI | Orphan Drug; Patent-pending formulation | 17,000 | $250 million | >$400 million |
| NE3107: Alzheimer's | Compound patent thru 2034+ | 6.1 million | $7 billion | >$10 billion |
| NE3107: Parkinson's | Compound patent thru 2034+ | 1.0 million | $1.5 billion | >$3 billion |
| NE3107: Oncology | Compound patent thru 2034+ | TBD | TBD | TBD |

# Recap

biovie

Multiple shots on goal focused on unmet medical needs: neurodegenerative, advanced liver disease, oncology

BIV201: Orphan drug in Phase 2b for refractory Ascites; HRS-AKI trials planned. Ascites readout in early 2022

NE3107: inhibitor of pathologic inflammation and insulin resistance without toxicity and immunosuppression. Alzheimer's Phase 3 starting mid-2021. Parkinson's, Multiple Myeloma, and Prostate Cancer follow

Capital efficient development plans with near-term data readouts

# Appendix

# Ascites & HRS Epidemiology Estimates

biovie

| | | Company Estimates (000s) | | | |
|---|---|---|---|---|---|
| | Applying for BIV201 Formulation Patent | Patients Diagnosed with Cirrhosis | Ascites Patients | Refractory & Intractable Ascites[1] | Hepatorenal Syndrome |
| US | ✓ | 600,000 | 100 | 20 | 17 |
| Japan | ✓ | 270,000[2] | 54[1] | 11 | TBD |
| Europe | ✓ | 800,000[3] | 164 | 33 | TBD |
| China | ✓ | 2 million[4] | 500 | 100 | TBD |

Sources/Notes:

1. Estimated at 20% of ascites.
2. D'Amico 2014; Gines 2004.
3. Third party market assessment, published 2015.
4. US Patient Hospital Discharge Data, 2016; BioVie poster presentation at AASLD 2019.

# Liver Cirrhosis Progression[1] and Onset of Ascites

biovie

Typical patient experience:

- Liver cirrhosis worsens over decades
- **Ascites** (detected by ultrasound) is the most common first major complication[2]
  - Initial treatment is off-label diuretics
- Signals **liver decompensation** and patients at risk of:
  - GI/variceal bleed, encephalopathy, infection, hepatorenal syndrome (HRS), other deadly complications
- Patients become **refractory to diuretics** and **~50% will die within 12 months**[3] unless receive liver transplant



Acute decompensation
Organ failure (or failures)
High short-term mortality
Organ or System Failure
Liver
Kidney
Brain
Coagulation
Circulation
Lung
Acute-on-chronic liver failure
Common etiologies:
Alcoholism
Hepatitis B,C
Non-alcoholic steatohepatitis (NASH)
Liver fibrosis (Portal pressure) and liver failure
Acute decomposition
Ascites
Gastrointestinal haemorrhage
Encephalopathy
Bacterial Infection
Hepatorenal Syndrome
Precirrhotic disease 10-35 years
Compensated cirrhosis 10-15 years
Decompensated cirrhosis 10-15 years
Liver transplantation or death
Treatment
Treatment

[1] Adapted from Arroyo et al. 2016
[2] Ge and Runyon 2016
[3] Bureau et al. 2017

# NE3107 blocks inflammatory, but not homeostatic ERK signaling

biovie


Insulin
IRS1/2
Ras
Raf
MAPK (ERK)
Gene transcription
cell growth, synapse growth, repair and regeneration
Brain development and function, protection from degeneration

Mofified from Holscher 2020 *Expert Opin Investig Drugs 29 33*

- Insulin Receptor Substrate (IRS) IRS1/2 can be activated by insulin *via* tyrosine phosphorylation, requires homeostatic ERK
- IRS1/2 also phosphorylated by proinflammatory serine kinases p38 and JNK, requires inflammatory ERK
  - When this happens, insulin signaling is blocked
- NE3107 blocks NFκB, p38 and JNK activation ➔ prevent ERK activation by serine phosphorylation ➔ restores insulin sig


p-P38
Normalized Fold Expression
25
20
15
10
5
0
DMSO
HE3286
0 5 15 30 60 120
Minute after treatment
p-ERK
Normalized Fold Expression
3
2
1
0
DMSO
HE3286
0 5 15 30 60 120
Minute after treatment

Lu 2010 *Am J Physiol Endocrinol Metab 298 E1036*

Note: NE3107 was originally known as HE3286 from Hollis-Eden Pharmaceuticals

# NE3107 vs. Others

biovie

| Company | Approach | NE3107 Benefits |
|---|---|---|
| AC Immune | • Semorinemab (ACI-3024) promotes clearance of tau<br>• Does not address inflammatory stimuli other than tau | • Small molecule<br>• Broader anti-inflammatory activity |
| Alector | • AL002 is an antibody that stimulates microglial phagocytosis optimally targeting amyloid or bacteria<br>• The antibody could have a large impact on neuroinflammation | • Oral small molecule with CNS access |
| Annovis Bio | • Posiphen (ANVS401) mechanism decreases APP and tau, but does not impact systemic inflammatory stimuli and insulin resistance in Alzheimer's Disease<br>• Posiphen mechanism inhibits production of alpha synuclein, which has a central role in Parkinson's Disease pathophysiology | NE3107 may be superior with<br>• Blocking inflammation-driven factors in AD<br>• Blocking non-alpha synuclein inflammatory factors in PD |
| Athira Pharma | • ATH-1017 decreases inflammation mediated by TLR4 among other activities<br>• By disrupting TLR4, ATH-1017 reduces inflammation via the NFκB pathway | NE3107 may<br>• Act more selectively downstream in the pathway<br>• Inhibit insulin resistance and inflammation initiated by other cytokines and chemokines |
| AZTherapies | • ALZT-OP1 is a combination of cromolyn and ibuprophen<br>• Does not distinguish between inflammatory and homeostatic activities | • More selective<br>• Downstream in pathway |
| Biogen and Eli Lilly | • Biogen's Aducanumab and Lilly's donanemab remove amyloid plagues<br>• Do not address inflammatory stimuli other than amyloid beta | • Small molecule<br>• Broader anti-inflammatory activity |
| Cassava Sciences | • Simufilam (PTI-125) disrupts inflammatory signaling meditated by the α7-nicotinic acetylcholine receptor (α7nAChR) and toll-like receptor 4 (TLR4)<br>• By disrupting TLR4, Simufilam reduces inflammation via the NFκB pathway | NE3107 may<br>• Act more selectively downstream in the pathway<br>• Inhibit insulin resistance and inflammation initiated by other cytokines and chemokines |
| Cortexyme | • Atuzaginstat (COR388) decreases inflammation by Porphyromonas gingivalis bacterial infection that potentially decreases amyloid beta and p-tau inflammatory stimuli<br>• Role of bacterial infection to the total inflammatory in AD is unknown | • Broadly applicable to all AD patients – not just with bacterial infection |
| Denali Therapeutics | • DNL788 for AD is a small molecule impacting TNF mediated inflammation and cell death<br>• Very similar role to NE3107 in inhibiting TNF perpetuation of NFkB pathway<br>• DNL151 for PD is a small molecule impacting LLRK2 focused on disease progression | • Approved for phase 3 start in AD<br>• Broader inhibitor of insulin resistance and inflammation with promotoric and anti-LID activity, in addition to neuroprotection in NHP models in PD |
| Immune Bio | • XPRO1595 is a large molecule that inhibits TNF; Phase 1<br>• Very similar role to NE3107 in inhibiting TNF perpetuation of NFkB pathway | • Oral small molecule with CNS access; inhibits pro-inflammatory activation of TNF/TNFR1/2 without impacting homeostatic role of TNFR1; Phase 3 |
| vTv Therapeutics | • Azeliragon (TTP488) is an inhibitor of RAGE cell surface receptors<br>• Since RAGE has homeostatic functions, chronic RAGE inhibition may have adverse effects | • More selective<br>• Downstream in pathway |

# NeurMedix Transaction

biovie

## NE3107 and Related Molecules

- First-in-class potent & safe inhibitors of the pathological inflammatory cascade
- Compelling animal and clinical data
- FDA authorization to initiate pivotal Phase 3 trial for Alzheimer's Disease
- Result of 20+ years of research

## Research Expertise

- Clarence Ahlem, COO
- Chris Reading, PhD., CSO
- Leading experts on the molecules and pathways
- Deep experience working with the assets
- Both scientists expected to join BioVie post-closing

## Investor Friendly Terms

- Modest upfront payment
- Milestones contingent on positive progress weighted to approval and commercialization
  - Clinical trial endpoints
  - NDA Acceptance
  - FDA Approval
  - Commercialization

# Deal Overview

## Upfront Considerations

- At closing
  - 8,361,308 newly issued shares
  - Approximately $3.0 million in cash
- Additional $7.3 million cash payment payable after:
  - Pivotal Phase clinical trial for Alzheimer's drug candidate has met its primary endpoint; ***and***
  - Company raised at least $50 million capital

## Contingent Milestones

- Payable in shares; capped at 87.5% ownership
  - 4.5 million shares upon hitting endpoints in pivotal trials
  - 4.5 million shares upon FDA acceptance of NDA filing
  - 4.5 million shares upon FDA approval of NDA
  - 4.5 million shares upon achieving $1.0 billion trailing 12-month net sales